Exhibit 31.2

OBALON THERAPEUTICS, INC.
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Nooshin Hussainy, certify that:

1.                 I have reviewed this Amendment No. 1 to Form 10-Q of Obalon Therapeutics, Inc.;

2.              Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 24, 2020	/s/ Nooshin Hussainy
Nooshin Hussainy
Chief Financial Officer
(Principal Financial Officer)